Commitments and Contingencies	12 Months Ended
Jun. 30, 2014
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies
Commitments and Contingencies

We have entered into an employment agreement with our Chairman of the Board, President and Chief Executive Officer and change in control agreements with our other four officers. The agreements expire or may be terminated at various times. The agreements provide for continuing monthly payments or lump sum payments and the continuation of specified benefits over varying periods in certain cases following defined changes in ownership of the Company. In the event all of these agreements were exercised in the form of lump sum payments, approximately $4.2 million would be paid in addition to continuation of specified benefits for up to five years. Additionally, upon a change in control, all unvested shares awarded under our Incentive Compensation Plan, as further discussed in Note 17 of the Notes to Consolidated Financial Statements, would immediately vest.

Our June 30, 2012 Consolidated Income Statement included the accrual of $877,000 of interest expense related to an assessment of a license tax. The assessment was resolved in 2013 and the previously accrued interest was reversed.

We are not a party to any material pending legal proceedings.

We have entered into a forward purchase agreement for natural gas beginning in July, 2014 and expiring in December, 2014. The agreement requires us to purchase minimum amounts of natural gas throughout the term of the agreements. The agreement is established in the normal course of business to ensure adequate natural gas supply to meet our customers' natural gas requirements. The agreement has an aggregate minimum purchase obligation of $140,000 for our fiscal year ending June 30, 2015.